EXHIBIT 10.5

[TX]

DEED OF TRUST, MORTGAGE,
ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
AND FINANCING STATEMENT

FROM
FOOTHILLS TEXAS, INC.
(Organizational I.D. Number 4192631)

TO
JOHN K. HOWIE, TRUSTEE

AND
J. ARON & COMPANY, AGENT

Dated September 8, 2006

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN, AND (B) AS-EXTRACTED COLLATERAL RELATED TO THE REAL PROPERTY DESCRIBED HEREIN (INCLUDING WITHOUT LIMITATION OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD OR MINEHEAD THEREOF). THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED COLLATERAL. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

WHEN RECORDED OR FILED RETURN TO: Thompson & Knight L.L.P. 1700 Pacific Avenue, Suite 3300 Dallas, Texas 75201 Attention: Sharon Nye	THIS DOCUMENT PREPARED BY: Shad E. Sumrow, Esq. Thompson & Knight L.L.P. 1700 Pacific Avenue, Suite 3300 Dallas, Texas 75201

DEED OF TRUST, MORTGAGE,
ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
AND FINANCING STATEMENT
(this “Mortgage”)

ARTICLE I.

Granting Clauses; Secured Indebtedness

Section 1.1.  Grant and Mortgage. Foothills Texas, Inc., a Delaware corporation (herein called “Mortgagor”), in consideration of the sum of One Thousand Dollars ($1000.00) to Mortgagor in hand paid, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby (a) GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to John K. Howie, Trustee (the “Trustee”), and grant to Trustee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to the following described properties, rights, and interests to the extent the same are located in (or cover properties located in) the State of Texas or in any other state pursuant to the law of which a deed of trust is a lawful security instrument (the “Mortgaged Properties”):

A  The oil, gas and/or other mineral properties, mineral servitudes, and/or mineral rights which are described in Exhibit A attached hereto and made a part hereof;

B  Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit A hereto and (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A), without regard to any limitations as to specific lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto;

C  All of Mortgagor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

D  All of Mortgagor’s interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause A, B or C above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests (including those contracts listed in Exhibit A hereto), as same may be amended or supplemented from time to time;

E  All of Mortgagor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, and other real and/or personal property (including all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause A, B or C above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

F  All rights, estates, powers and privileges of Mortgagor appurtenant to the foregoing rights, interests and properties.

TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth. Mortgagor will warrant and defend title to the Property (as hereinafter defined), free and clear of all liens, security interests, and encumbrances except for Permitted Liens (as defined in the Creditor Agreement, hereinafter defined) against the claims and demands of all persons claiming or to claim the same or any part thereof.

Section 1.2.  Scope of Mortgage. This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers goods which are or are to become fixtures, as-extracted collateral, and all proceeds thereof.

Section 1.3.  Grant of Security Interest. In order to further secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Agent (as hereinafter defined) a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

(a)  all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the “Production”), together with all proceeds of Production (regardless of when the Production to which such proceeds relate occurred), and together with all liens and security interests securing payment of the proceeds of the Production, including those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

(b)  without limitation of any other provisions of this Section 1.3, all payments received in lieu of Production (regardless of when such payments accrued, and/or the events which gave rise to such payments occurred), including “take or pay” payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this subsection (b) being herein called “Payments in Lieu of Production”);

(c)  all equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

(d)  all contracts, contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, separation, stabilization, storing, processing, transporting, gathering, or marketing of Production (including any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

(e)  without limitation of the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to interest rates or to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor (provided that the Collateral, as defined herein, shall not include any rights and interests under any such agreements or transactions entered into between Mortgagor and J. Aron & Company, a New York general partnership);

(f)  all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production or any other item of Property (as hereinafter defined) which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

(g)  without limitation of or by any of the foregoing, all rights, titles and interests now owned or hereafter acquired by Mortgagor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto (all of the properties, rights and interests described in subsections (a), (b), (c), (d), (e), and (f) above, subsection (h) below, and this subsection (g) being herein sometimes collectively called the “Collateral”); and

(h)  all proceeds of the Collateral (the Mortgaged Properties, the Collateral and the proceeds of the Mortgaged Properties and of the Collateral being herein sometimes collectively called the “Property”).

Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Collateral and the grant of the foregoing security interest which are defined in the applicable Uniform Commercial Code (the “UCC”) shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

Section 1.4.  Transaction Documents and Other Obligations. This Mortgage is made to secure and enforce the payment and performance of all of the following obligations, indebtedness, loans, and liabilities:

(a)  All indebtedness and other obligations of Foothills Resources, Inc., a Nevada corporation (“Parent”), now or hereafter incurred or arising pursuant to the ISDA Agreement and all indebtedness and obligations of Mortgagor now or hereafter incurred or arising under any guaranty now or hereafter given by Mortgagor of the ISDA Agreement or the indebtedness and obligations thereunder. As used herein, “ISDA Agreement” refers collectively to (i) that certain ISDA Master Agreement dated as of September 8, 2006 between Parent and J. Aron & Company, a New York general partnership, (ii) all transactions and transaction confirmations entered into in connection with such ISDA Master Agreement, (iii) all supplements, amendments or modifications of or to such ISDA Master Agreement, any such transaction, or any such transaction confirmation, and (iv) all agreements given in substitution for any of the foregoing or in restatement, renewal or extension of any of the foregoing, in whole or in part.

(b)  All indebtedness and other obligations of Mortgagor, Parent or any subsidiary of Parent now or hereafter incurred or arising pursuant to any Specified Transaction. As used herein, “Specified Transaction” means (a) any transaction (including any agreement with respect thereto) now existing or hereafter entered into between Mortgagor, Parent, or any subsidiary of Parent with J. Aron & Company or any subsidiary of J. Aron & Company that (i) is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, or (b) any combination of any of the foregoing transactions.

(c)  [RESERVED].

(d)  [RESERVED].

(e)  All indebtedness, covenants and other obligations now or hereafter incurred or arising pursuant to the provisions of this Mortgage or any other document or instrument now or hereafter evidencing, governing, guaranteeing or securing the “secured indebtedness” (as hereinafter defined) or any part thereof or otherwise executed in connection with any of the agreements or instruments described in the preceding subsections (a), (b), (c) or (d). This Mortgage, all other documents or instruments now or hereafter evidencing, governing, guaranteeing or securing the secured indebtedness, and all of the agreements or instruments described or referred to in the preceding subsections (a), (b), (c) or (d) are herein collectively called the “Transaction Documents”.

(f)  Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.4, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

Section 1.5.  Certain Definitions. The indebtedness and other obligations referred to in Section 1.4, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the “secured indebtedness” or the “indebtedness secured hereby.” Each person or entity to whom any secured indebtedness is owing is herein called a “Creditor”. The ISDA Agreement is herein sometimes referred to as the “Creditor Agreement”. J. Aron & Company, acting for itself or as on behalf of any other Creditors, is herein called the “Agent”.

Section 1.6.  Limit on Secured Indebtedness and Collateral. It is the intention of Mortgagor, Agent and Creditors that this Mortgage not constitute a fraudulent transfer or fraudulent conveyance under any state or federal law that may be applied hereto. Mortgagor, and by their acceptance hereof, Agent and Creditors hereby acknowledge and agree that, notwithstanding any other provision of this Mortgage: (a) the indebtedness secured hereby shall be limited to the maximum amount of indebtedness that can be incurred or secured by Mortgagor without rendering this Mortgage voidable under applicable law relating to fraudulent conveyances or fraudulent transfers, and (b) the Property granted by Mortgagor hereunder shall be limited to the maximum amount of Property that can be granted by Mortgagor without rendering this Mortgage voidable under applicable law relating to fraudulent conveyances or fraudulent transfers.

ARTICLE II.

Representations, Warranties and Covenants

Section 2.1.  Mortgagor represents, warrants, and covenants as follows:

(a)  Title and Permitted Encumbrances. Mortgagor has, and Mortgagor covenants to maintain, good and defensible title to the fee interests in real property and the oil and gas leasehold interests comprising the Property, in each case free and clear of all liens, security interests, and encumbrances except for Permitted Liens (as defined in the Creditor Agreement). The ownership by Mortgagor of the Mortgaged Properties does and will, with respect to each well or unit identified on Exhibit A, attached hereto and made a part hereof, entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well or unit equal to not less than the decimal or percentage share set forth, for such well or unit, in the column headed “Net Revenue Interest” on Exhibit A, and cause Mortgagor to be obligated to bear a decimal or percentage share of the cost of operation of such well or unit equal to not more than the decimal or percentage share set forth, for such well or unit, in the column headed “Working Interest” on Exhibit A without a corresponding and proportional increase in Mortgator’s “Net Revenue Interest” attributable thereto. The above-described shares of production which Mortgagor is entitled to receive and shares of expenses which Mortgagor is obligated to bear are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with operations hereafter proposed), except, and only to the extent that, such changes are reflected in Exhibit A. There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Agent as secured party and other than Permitted Liens, as defined in the Creditor Agreement.

(b)  [Reserved].

(c)  Not Abandon Wells; Participate in Operations. Mortgagor will not, without prior written consent of Agent, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage). Mortgagor will not, without prior written consent of Agent, elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties.

(d)  Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Agent and at Mortgagor’s own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all reasonably necessary and proper steps for the defense of such legal proceedings, including the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be reasonably necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

(e)  Insurance. Mortgagor will carry insurance as required under the Transaction Documents. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

(f)  Further Assurances. Mortgagor will, on request of Agent, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Transaction Document, or in the execution or acknowledgment of this Mortgage or any other Transaction Document; and (ii) execute, acknowledge, deliver and record and/or file such further instruments (including further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Transaction Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property. Mortgagor shall pay all reasonable costs connected with any of the foregoing.

(g)  Not a Foreign Person. Mortgagor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, (hereinafter called the “Code”), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

Section 2.2.  Compliance by Operator. As to any part of the Mortgaged Properties which is not a working interest, Mortgagor agrees to take all commercially reasonable action and to exercise all rights and remedies as are reasonably available to Mortgagor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Mortgagor, Mortgagor agrees to take all commercially reasonable action and to exercise all rights and remedies as are reasonably available to Mortgagor (including all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

Section 2.3.  Performance on Mortgagor’s Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Agent, in Mortgagor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Agent and any money so paid by Agent shall be a demand obligation owing by Mortgagor to Agent (which obligation Mortgagor hereby expressly promises to pay) and Agent, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Trustee and/or Agent and/or any Creditor pursuant to this Section 2.3 or other sections of this Mortgage that specifically refer to this Section 2.3 shall bear interest each day, from the date of such expenditure or payment until paid, at a rate then in effect with respect to the Loans; all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

Section 2.4.  Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Agent shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 2.5.  Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the secured indebtedness which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Agent to furnish Agent with evidence of such compliance.

Section 2.6.  Release of Mortgage. If all of the secured indebtedness be paid in full and no further obligation shall exist to provide credit or advance funds to Mortgagor or the maker of any promissory note (or other obligor with respect to other indebtedness) secured hereby, then, at Mortgagor’s request and expense, this Mortgage shall be released as provided in the Creditor Agreement; provided, however, that, notwithstanding such release, the indemnifications, and other rights, which are provided herein or in the Transaction Documents to continue following the release hereof shall continue in effect unaffected by such release; and provided that if any payment to any Creditor or Agent is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason any Creditor or Agent is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of such payment or payments.

ARTICLE III.

Assignment of Production, Accounts, and Proceeds

Section 3.1.  Assignment of Production. Mortgagor does hereby absolutely and unconditionally assign, transfer and set over to Agent all Production which accrues to Mortgagor’s interest in the Mortgaged Properties, all proceeds of such Production and all Payments in Lieu of Production (herein collectively referred to as the “Production Proceeds”), together with the immediate and continuing right to collect and receive such Production Proceeds. Mortgagor directs and instructs any and all purchasers of any Production to pay to Agent all of the Production Proceeds accruing to Mortgagor’s interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Mortgagor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Agent.

Section 3.2.  Effectuating Payment of Production Proceeds to Agent. Independent of the foregoing provisions and authorities herein granted, Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Agent or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Agent. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, Mortgagor’s interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor’s hands and shall be immediately paid over to Agent. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Agent as Mortgagor’s special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Agent may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Mortgagor to Agent pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

(a)  Execute and deliver in the name of Mortgagor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Agent or which Agent may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

(b)  If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Agent;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Agent may be exercised by Agent through any person who, at the time of the execution of the particular instrument, is an officer of Agent. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Agent or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Agent that all the secured indebtedness is fully and finally paid. Agent may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney’s fees) so incurred by Agent shall be a demand obligation of Mortgagor and shall be part of the secured indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

Section 3.3.  Change of Purchaser. To the extent a default has occurred hereunder and is continuing, should any person now or hereafter purchasing or taking Production fail to make payment promptly to Agent of the Production Proceeds, Agent shall, subject to then existing contractual prohibitions, have the right to make, or to require Mortgagor to make, a change of purchaser, and the right to designate or approve the new purchaser, and Agent shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

Section 3.4.  Application of Production Proceeds. Any Production Proceeds received by Agent shall be applied by Agent in accordance with the provisions of the Creditor Agreement.

Section 3.5.  Release From Liability; Indemnification. Agent and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Agent (for purposes of this paragraph, the term “Agent” shall include the directors, officers, partners, employees and agents of Agent and any persons or entities owned or controlled by or affiliated with Agent) from and against all claims, demands, liabilities, losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including reasonable attorneys’ fees and expenses) imposed upon, asserted against or incurred or paid by Agent by reason of the assertion that Agent received, either before or after payment in full of the secured indebtedness, funds from the Production claimed by third persons (and/or funds attributable to sales of Production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Agent shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Agent shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Agent in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys’ fees and other expenses of every character expended by Agent pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date expended until paid, at the rate described in Section 2.3 hereof. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive such release, foreclosure of this Mortgage or conveyance in lieu of foreclosure, or other termination, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. Notwithstanding the foregoing, however, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

Section 3.6.  Mortgagor’s Absolute Obligation to Pay Loans. Nothing herein contained shall detract from or limit the Obligations of Mortgagor under the Transaction Documents, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Transaction Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Transaction Documents.

ARTICLE IV.

Remedies Upon Default

Section 4.1.  Default. The term “default” as used in this Mortgage shall mean the occurrence of an “Event of Default” as defined in the Creditor Agreement.

Section 4.2.  Acceleration of Secured Indebtedness. The secured indebtedness may be (and in certain circumstances shall automatically be) accelerated as provided in the Transaction Documents.

Section 4.3.  Pre-Foreclosure Remedies. Upon the occurrence of a default, Agent is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Agent may invoke any and all remedies to dispossess Mortgagor. Mortgagor agrees to peacefully surrender possession of the Property upon default if requested by Agent. All costs, expenses and liabilities of every character incurred by Agent in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Agent pursuant to this Section 4.3, AGENT SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF AGENT (INCLUDING AGENT’S OWN NEGLIGENCE) IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BAD FAITH OF AGENT, nor shall Agent be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Lien (as defined in the Creditor Agreement) or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Agent with respect to the Property taken under this Section 4.3, other than gross negligence, willful misconduct, or bad faith of Agent.

Section 4.4.  Foreclosure.

(a)  Upon the occurrence of a default, Trustee is authorized and empowered and it shall be Trustee’s special duty at the request of Agent to sell the Mortgaged Properties, or any part thereof, as an entirety or in parcels as Agent may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions of this Section 4.4, as to any portion of the Mortgaged Properties located in the State of Texas (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby), such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which such Mortgaged Properties are located are contiguous) in the State of Texas in which any part of such Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a particular Mortgaged Property lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public vendue to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes;

(b)  Upon the occurrence of a default, this Mortgage may be foreclosed as to the Other Mortgaged Properties, or any part thereof, in any manner permitted by applicable law;

(c)  Upon the occurrence of a default, Agent may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code, as amended, or under the UCC or any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

(i)  Agent may enter upon the Mortgaged Properties or otherwise upon Mortgagor’s premises to take possession of, assemble and collect the Collateral or to render it unusable; and

(ii)  Agent may require Mortgagor to assemble the Collateral and make it available at a place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral; and

(iii)  written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

(iv)  in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Agent, be sold, as a whole or in parts, together or separately (including where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

(v)  the expenses of sale provided for in clause FIRST of Section 4.7 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

(vi)  should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under Section 4.7 as if the same were sales proceeds.

(d)  To the extent permitted by applicable law, the sale hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Agent shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute acting under power of sale may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to all of the secured indebtedness having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Notwithstanding any reference herein to the Creditor Agreement or any other Transaction Document, all persons dealing with the Mortgaged Properties shall be entitled to rely on any document, or certificate, of Agent as to the occurrence of an event, such as an Event of Default, and shall not be charged with or forced to review any provision of any other document to determine the accuracy thereof. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Agent, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

Section 4.5.  Effective as Mortgage. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to the Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Mortgagor hereby mortgages the Mortgaged Properties to Agent. In the event a foreclosure hereunder as to the Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Agent should institute a suit for the foreclosure of this Mortgage, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, its substitute or successor, to sell the Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

Section 4.6.  Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of a default, Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Agent under Article III hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Agent or any Creditor of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Agent in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date of making such advancement by Agent until paid, at the rate described in Section 2.3 hereof.

Section 4.7.  Proceeds of Foreclosure. The proceeds of any sale held in foreclosure of the liens and/or security interests evidenced hereby shall be applied:

FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding and including a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of Section 4.4.(a);

SECOND, to the payment of the secured indebtedness (including the principal, interest and attorneys’ fees due and unpaid under the Transaction Documents and the amounts due and unpaid and owed under this Mortgage) in such manner and order as provided by the Creditor Agreement; and

THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor’s heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

Section 4.8.  Creditor as Purchaser. Any Creditor shall have the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and any Creditor purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Creditor, or if such Creditor holds less than all of such indebtedness, the pro rata part thereof owing to such Creditor, accounting to all other Creditors not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding Creditor or Creditors.

Section 4.9.  Foreclosure as to Matured Debt. Upon the occurrence of a default, Agent shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in Section 3.4 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

Section 4.10.  Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Transaction Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Transaction Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

Section 4.11.  Discretion as to Security. Agent may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Agent in its sole and absolute discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

Section 4.12.  Mortgagor’s Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

Section 4.13.  Mortgagor as Tenant Post-Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor’s representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Mortgagor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.

ARTICLE V.

Miscellaneous

Section 5.1.  Effective as a Financing Statement. This Mortgage covers goods which are or are to become fixtures on the real property described herein, and this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property. This Mortgage shall also be effective as a financing statement, filed as a fixture filing, covering as-extracted collateral, minerals and other substances of value which may be extracted from the earth (including oil and gas), and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed for record in the real property or other appropriate records of each county where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county boundaries), and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or any relevant state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Agent from which information concerning the security interests hereunder may be obtained is the address of Agent set forth at the end of this Mortgage.

Section 5.2.  Reproduction of Mortgage as Financing Statement. A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.1. Without limiting any other provision herein, Mortgagor hereby authorizes Agent to file one or more financing statements, or renewal or continuation statements thereof, describing the Collateral.

Section 5.3.  Notice to Account Debtors. In addition to, but without limitation of, the rights granted in Article III hereof, Agent may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Agent directly.

Section 5.4.  Waivers. Agent may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage, without the joinder of Trustee. Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Transaction Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

Section 5.5.  No Impairment of Security. The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted, including any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

Section 5.6.  Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without constituting a waiver by Agent or any Creditor of the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder (except to the extent waived in writing in compliance with the relevant Transaction Document).

Section 5.7.  Mortgagor’s Successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

Section 5.8.  [Reserved.]

Section 5.9.  Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

Section 5.10.  Compliance With Usury Laws. It is the intent of Mortgagor, Creditors and all other parties to the Transaction Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that, as more fully provided in the Transaction Documents, none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be collected, charged, taken, reserved, or received by applicable law from time to time in effect.

Section 5.11.  Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is sold hereunder. Such appointment and designation by Agent shall be full evidence of the right and authority to make the same and of all facts therein recited. If Agent is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Agent may act through an agent or attorney-in-fact in substituting trustees. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Properties shall vest in the named successor or substitute Trustee and such successor or substitute shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

Section 5.12.  No Liability for Trustee. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING THE TRUSTEE’S NEGLIGENCE), EXCEPT FOR TRUSTEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Mortgagor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Mortgagor will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorneys fees) which may be incurred by Trustee in the performance of his duties. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive such release, termination and/or foreclosure of this Mortgage, or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Trustee shall be a demand obligation owing by Mortgagor to Trustee and shall be subject to and covered by the provisions of Section 2.3 hereof.

Section 5.13.  Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered in compliance with and according to the Creditor Agreement. Notwithstanding the foregoing, or anything else in the Transaction Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Agent, any Creditor or Trustee of their respective rights hereunder or under any other Transaction Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

Section 5.14.  Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 5.15.  Interpretation, etc. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. References herein to any Section or Exhibit shall be to a Section or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The word “or” is not exclusive. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. This Mortgage has been reviewed and negotiated by sophisticated parties with access to legal counsel and no rule of construction shall apply hereto or thereto which would require or allow this Mortgage to be construed against any party because of its role in drafting this Mortgage.

Section 5.16.  Certain Consents. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Agent or any Creditor is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such party, and such party shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

Section 5.17.  Certain Obligations of Mortgagor. Without limiting Mortgagor’s obligations hereunder, Mortgagor’s liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities with respect to Mortgagor’s obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

Section 5.18.  Authority of Agent. The persons constituting Creditors may, by agreement among themselves, provide for and regulate the exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties as this Mortgage is recorded, (i) all persons other than Mortgagor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including the appointment of substitute or successor trustee, or trustees, hereunder and the bidding in of all or any part of the secured indebtedness held by any one or more Creditors, whether the same be conducted under the provisions hereof or otherwise) of Agent, without inquiry into any such agreements or the existence of required consent or approval of any persons constituting Creditor and without the joinder of any party other than Agent in such releases, waivers, consents, approvals, notifications or other acts and (ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Agent.

Section 5.19.  Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Mortgage containing the entire Exhibit A have been retained by Mortgagor and Agent.

Section 5.20.  Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Agent, Trustee and the persons constituting Creditors and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. Should the agency under which Agent serves be terminated, or otherwise cease to exist, Creditors shall be deemed to be the successors to Agent. All references in this Mortgage to Mortgagor, Agent, Trustee or Creditors shall be deemed to include all of their respective successors and assigns.

Section 5.21.  FINAL AGREEMENT OF THE PARTIES. THE WRITTEN TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.22.  CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR THE AGENT GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

Section 5.23.  Place of Payment. All secured indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Creditor Agreement (or if no such designation is made, at the address of Agent indicated at the end of this Mortgage), or at such other place as Agent may designate in writing.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, this instrument is executed by Mortgagor on the date set forth below in the acknowledgment to be effective as of the date first written above.

FOOTHILLS TEXAS, INC.

By:	/s/ W. Kirk Bosche
W. Kirk Bosche Assistant Secretary and Chief Financial Officer

The address of Agent is: 85 Broad Street New York, New York 10004 The address of the Trustee is: 1000 Louisiana, Suite 550 Houston, Texas 77002	The address of Mortgagor is: 4540 California Avenue, Suite 550 Bakersfield, California 93390